HLM DESIGN, INC. AND AFFILIATES
PROFORMA CONSOLIDATED STATEMENTS OF INCOME (FOR THE ACQUISITIONS)
FOR THE YEAR ENDED MAY 1, 1998
(UNAUDITED)


                                                     ProForma (1)    Historical
                                                     ------------   ------------
                                                                        JPJ                            ProForma
                                                         HLM        Architecture,    ProForma          For The
                                                     Design, Inc.       Inc.       Adjustments       Acquisitions
                                                     -------------  ------------   ------------      ------------
REVENUES:
Fee Income                                           $ 29,399,733   $ 11,430,555                       40,830,288
Reimbursable Income                                     2,129,993      2,717,515                        4,847,508
                                                     -------------  -------------  -------------------------------
     Total Revenues                                    31,529,726     14,148,070              -        45,677,796
                                                     -------------  -------------  -------------------------------
CONSULTANT EXPENSE                                      4,857,467      6,730,598                       11,588,065
                                                     -------------  -------------  -------------------------------
PROJECT EXPENSES:
  Direct Expenses                                         926,277        206,365                        1,132,642
  Reimbursable expenses                                   905,811        605,313                        1,511,124
                                                     -------------  -------------  -------------------------------
    Total project expenses                              1,832,088        811,678              -         2,643,766
                                                     -------------  -------------  -------------------------------
NET PRODUCTION INCOME                                  24,840,171      6,605,794              -        31,445,965
DIRECT LABOR                                            7,334,167      2,038,914                        9,373,081
INDIRECT EXPENSES                                      14,810,415      3,639,546        130,000  (2)   18,579,961
                                                     -------------  -------------  -------------------------------
OPERATING INCOME                                        2,695,589        927,334       (130,000)        3,492,923
                                                     -------------  -------------  -------------------------------
OTHER EXPENSE:
   Interest Expense, net                                1,124,357         16,423        284,000  (3)    1,424,780
   Other                                                        -        (70,842)                         (70,842)
                                                     -------------  -------------  -------------------------------
     Total Other Expense                                1,124,357        (54,419)       284,000         1,353,938
                                                     -------------  -------------  -------------------------------
INCOME  BEFORE INCOME TAXES                             1,571,232        981,753       (414,000)        2,138,985
INCOME TAX                                                714,897        376,700       (186,300) (4)      905,297
                                                     =============  =============  ===============================
NET INCOME                                              $ 856,335      $ 605,053     $ (227,700)      $ 1,233,688
                                                     =============================================================

NET INCOME  PER SHARE
  Basic                                                    $ 1.23                                          $ 1.32
                                                     =============                                   =============
  Diluted                                                  $ 1.00                                          $ 1.13
                                                     =============                                   =============
NUMBER OF SHARES USED TO COMPUTE PER SHARE DATA
  Basic                                                   697,255                                         937,255
                                                     =============                                   =============
  Diluted                                                 854,453                                       1,094,457
                                                     =============                                   =============


See notes to proforma financial statements.
                                        1

     NOTES TO UNAUDITED PROFORMA STATEMENT OF INCOME (FOR THE ACQUISITIONS)
                         FOR THE YEAR ENDED MAY 1, 1998

ADJUSTMENT

(1) Reflects the acquisition of assets of HLM Design of North America, Inc. (HLMNA) through the merger of BBH Corp. into HLMNA and the consummation of the Management and Services Agreements and Stockholders' Agreements as though the occurred at the beginning of the period.

(2) Reflects the amortization over an amortization period of 25 years of approximately $4,343,320 in goodwill resulting from the acquisition of JPJ Architects, Inc. which was assumed to have occurred on April 26, 1997.

(3) Reflects the increase in interest expense for subordinated promissory notes in the aggregate principal amount of $1,160,000 as well as borrowing made under the Company's line of credit with First Charter National Bank associated with the acquisition of JPJ Architects, Inc.

(4) Reflects the net decrease in the provision for income taxes resulting from adjustments (2) through (3) above, computed using an effective income tax rate of 45%.


HLM DESIGN, INC. AND AFFILIATES
PROFORMA CONSOLIDATED STATEMENTS OF INCOME (FOR THE ACQUISITIONS AND THE OFFERING)
FOR THE YEAR ENDED MAY 1, 1998
(UNAUDITED)

                                                                                                ProForma
                                                                                                For The
                                                            ProForma                          Acquistions
                                                            For The          ProForma           And The
                                                          Acquistions       Adjustments         Offering
                                                          ------------      ------------       ---------
REVENUES:
Fee Income                                                $ 40,830,288                          40,830,288
Reimbursable Income                                          4,847,508                           4,847,508
                                                          -------------    --------------------------------
     Total Revenues                                         45,677,796                 -        45,677,796
                                                          -------------    --------------------------------
CONSULTANT EXPENSE                                          11,588,065                          11,588,065
                                                          -------------    -------------------
PROJECT EXPENSES:
  Direct Expenses                                            1,132,642                           1,132,642
  Reimbursable expenses                                      1,511,124                           1,511,124
                                                          -------------    --------------------------------
    Total project expenses                                   2,643,766                 -         2,643,766
                                                          -------------    --------------------------------
NET PRODUCTION INCOME                                       31,445,965                 -        31,445,965
DIRECT LABOR                                                 9,373,081                           9,373,081
INDIRECT EXPENSES                                           18,579,961                          18,579,961
                                                          -------------    --------------------------------
OPERATING INCOME                                             3,492,923                 -         3,492,923
                                                          -------------    --------------------------------
OTHER EXPENSE:
   Interest Expense, net                                     1,424,780          (357,849)  (1)   1,066,931
   Other                                                       (70,842)                            (70,842)
                                                          -------------    --------------------------------
     Total Other Expense                                     1,353,938          (357,849)          996,089
                                                          -------------    --------------------------------
INCOME  BEFORE INCOME TAXES AND EXTRAORDINARY ITEM           2,138,985           357,849         2,496,834
INCOME TAX                                                     905,297           161,032   (2)   1,066,329
                                                          -------------    --------------------------------
NET INCOME BEFORE EXTRAORDINARY ITEM                         1,233,688           196,817         1,430,505
EXTRAORDINARY ITEM FOR EARLY EXTINGUISHMENT OF DEBT,
  NET OF TAX OF $171,842                                                         280,849   (3)     280,849
                                                          =============    ==============     =============
NET INCOME                                                 $ 1,233,688         $ (84,032)      $ 1,149,656
                                                          =============    ==============     =============

SUPPLEMENTAL NET INCOME PER SHARE: (4)
NET INCOME  PER SHARE BEFORE EXTRAORDINARY ITEM
  Basic                                                                                             $ 0.67
                                                                                              =============
  Diluted                                                                                           $ 0.62
                                                                                              =============
NET INCOME  PER SHARE
  Basic                                                                                             $ 0.54
                                                                                              =============
  Diluted                                                                                           $ 0.50
                                                                                              =============
NUMBER OF SHARES USED TO COMPUTE PER SHARE DATA
  Basic                                                                                          2,137,255
                                                                                              =============
  Diluted                                                                                        2,294,457
                                                                                              =============




See notes to proforma financial statements.

 NOTES TO UNAUDITED PROFORMA STATEMENT OF INCOME (FOR THE ACQUISITIONS AND THE OFFERING)
                         FOR THE YEAR ENDED MAY 1, 1998

(1) Reflects the decrease in interest expense resulting from the repayment of certain indebtedness through of the Initial Public Offering (the "Offering").

(2) Reflects the change in provision for income taxes resulting from adjustment
    (1) above.


(3) Reflects the write-off of related unamortized financing costs related to certain indebtedness which was repaid with the proceeds of the Offering.

(4) Supplemental net income per share in the accompanying proforma financial statements has been prepared based upon the shares outstanding given effect to the issuance of common stock related to the initial public offering. In addition, net income per share has been adjusted to give effect to the initial public offering and the business acquisition (discussed (1) above) as if the transactions had occurred at the beginning of the period.



HLM DESIGN, INC. AND AFFILIATES
PROFORMA CONSOLIDATED STATEMENTS OF INCOME (FOR THE ACQUISITION)
FOR THE SIX MONTHS ENDED OCTOBER 31, 1998
(UNAUDITED)

                                                              Historical
                                                     -----------------------------
                                                                        JPJ
                                                         HLM        Architecture     ProForma
                                                     Design, Inc.       Inc.       Adjustments         ProForma
                                                     ------------   -------------  ------------        --------
REVENUES:
Fee Income                                           $ 12,815,480    $ 6,301,730                       19,117,210
Reimbursable Income                                     2,829,066      1,206,163                        4,035,229
                                                        ---------     ----------        -----------    ----------
     Total Revenues                                    15,644,546      7,507,893              -        23,152,439
                                                        ---------     ----------        -----------    ----------
CONSULTANT EXPENSE                                      2,142,048              -                        2,142,048
                                                        ---------     ----------        -----------    ----------
PROJECT EXPENSES:
  Direct Expenses                                         345,968      3,627,084                        3,973,052
  Reimbursable expenses                                   568,437      1,116,024                        1,684,461
                                                        ---------     ----------        -----------    ----------
    Total project expenses                                914,405      4,743,108              -         5,657,513
                                                        ---------     ----------        -----------    ----------
NET PRODUCTION INCOME                                  12,588,093      2,764,785              -        15,352,878
DIRECT LABOR                                            3,601,546      1,078,950                        4,680,496
INDIRECT EXPENSES                                       7,852,607      1,358,849         65,000  (1)    9,276,456
                                                        ---------     ----------        -----------    ----------
OPERATING INCOME                                        1,133,940        326,986        (65,000)        1,395,926
                                                        ---------     ----------        -----------    ----------
OTHER EXPENSE:
   Interest Expense, net                                  327,547          2,574        112,000  (2)      442,121
   Other                                                      835       (110,284)                        (109,449)
                                                        ---------     ----------        -----------    ----------
     Total Other Expense                                  328,382       (107,710)       112,000           332,672
                                                        ---------     ----------        -----------    ----------
INCOME  BEFORE INCOME TAXES AND EXTRAORDINARY
   ITEM                                                   805,558        434,696       (177,000)        1,063,254
INCOME TAX                                                364,151        171,912        (79,650) (3)      456,413
                                                        ---------     ----------        -----------    ----------
NET INCOME BEFORE EXTRAORDINARY ITEM                      441,407        262,784        (97,350)          606,841
EXTRAORDINARY ITEM FOR EARLY
  EXTINGUISHMENT OF DEBT, NET OF TAX OF $171,842          280,849                                         280,849
                                                        ---------     ----------        -----------    ----------
NET INCOME                                              $ 160,558      $ 262,784      $ (97,350)        $ 325,992
                                                        =========     ==========        ===========    ==========

NET INCOME PER SHARE BEFORE EXTRAORDINARY ITEM:
  Basic and diluted                                        $ 0.24                                          $ 0.30
                                                           ======                                          ======

NET INCOME  PER SHARE
  Basic and diluted                                        $ 0.09                                          $ 0.16
                                                           ======                                          ======

NUMBER OF SHARES USED TO COMPUTE PER SHARE DATA
  Basic and diluted                                     1,812,339                                       2,056,362
                                                        =========                                       =========





See notes to proforma financial statements.
                                        5

     NOTES TO UNAUDITED PROFORMA STATEMENT OF INCOME (FOR THE ACQUISITION)
                    FOR THE SIX MONTHS ENDED OCTOBER 31, 1998

ADJUSTMENT

(1) Reflects the amortization over an amortization period of 25 years of approximately $4,343,320 in goodwill resulting from the acquisition of JPJ Architects, Inc. which was assumed to have occurred on May 2, 1998.

(2) Reflects the increase in interest expense for subordinated promissory notes in the aggregate principal amount of $1,160,000 as well as borrowing made under the Company's line of credit with First Charter National Bank associated with the acquisition of JPJ Architects, Inc.

(3) Reflects the net decrease in the provision for income taxes resulting from adjustments (2) through (3) above, computed using an effective income tax rate of 45%.











                                                6